JAVELIN Mortgage Investment Corp. Company Update December 22, 2015

PLEASE READ: Important Regulatory and Yield Risk Disclosures Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation (“JAVELIN” or the “Company”), and any other statements regarding JAVELIN’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of JAVELIN. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. 2

December 2015 Commentary 3 On December 14, JAVELIN announced $2.1 million in expense reductions and an expanded two million share repurchase program. On December 16, the Federal Reserve increased the Federal Funds target rate to between 0.25% and 0.50%. In the short term, this will cause funding rates to go higher, and therefore the earnings potential of the company will be lower. The spread between 10 year interest rate swaps and 10 year Treasury bonds has started to reverse its negative trend, although the absolute value is still negative. This latest movement has been positive for the company. The LIBOR OAS of mortgages has continued to move higher, but has stabilized somewhat recently. (1) The LIBOR OAS shown is the average of several dealers.

JAVELIN Monthly Metrics 4 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) Portion of the dividend payable has been subtracted from the book value range based on accrual throughout the month. (3) Leverage does not include TBA dollar rolls and is based on the most recent 10Q/10K at the time of the report. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.71 1.67 2.04 Q2 2014 3.20 1.50 1.70 Q3 2014 3.18 1.56 1.62 Q4 2014 3.24 1.72 1.53 Q1 2015 3.18 1.80 1.37 Q2 2015 3.35 1.16 2.19 Q3 2015 3.34 1.32 2.02 Report Date (1) 9/9/2015 10/21/2015 11/19/2015 12/21/2015 Common Stock Price $6.62 $6.46 $5.99 $6.30 Estimated Book Value Range (2) $10.49 - $10.53 $9.94 - $10.04 $9.74 - $9.84 $9.40 - $9.50 Common Shares Outstanding 11,917,117 11,924,392 11,924,443 11,860,523 Asset Balance Sheet Duration 4.18 3.89 4.01 3.91 Hedge Balance Sheet Duration -3.81 -3.87 -3.83 -4.03 Net Balance Sheet Durati n 0.37 0.02 0.19 -0.12 Leverage (3) 6.8 6.5 7.0 6.7 Rates DV01 37,410 2,300 17,240 -10,500 Spread DV01 530,000 476,000 472,000 451,000 FNCL 3.5 Price 103.89 104.41 103.33 103.23 FNCI 3.0 Price 103.92 104.31 103.45 103.17 10 Yr Treasury Yield 2.18% 2.03% 2.27% 2.21% 5 Yr OIS Swap Rate 1.34% 1.14% 1.36% 1.37% 10 Yr OIS Swap Rate 1.97% 1.74% 1.88% 1.85%

JAVELIN Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.javelinreit.com. • Agency premium amortization is expensed monthly as it occurs.(1) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and Lead Independent Director. Transparency and Governance 5 JAVELIN REIT Manager • JAVELIN is externally managed by ARMOUR Capital Management LP. Common Stock Dividend Policy Capitalization • 11,860,523 shares of common stock outstanding (NYSE: “JMI”). • Estimated book value of common stock of $112.1 million. • JAVELIN pays common stock dividends monthly. • Dividends are announced based on estimates of core and taxable REIT income. Information as of 12/18/2015. (1) Due to the prepayment lockout feature of our Agency multifamily securities, their premium is amortized using a level yield methodology.

JAVELIN Balance Sheet Targets JAVELIN invests in Agency and Non-Agency mortgage securities. Balance sheet target of 1.5 or less. • 3.91 gross asset duration of Agency and Non-Agency securities. • -4.03 hedge duration. • -0.12 net balance sheet duration. Hedge a minimum of 40% of fixed rate assets and funding rate risk. • $571.3 million in hedges (swaps). • 64.1% of assets hedged (30.4% with current paying swaps). • 70.8% of repurchase agreements hedged (33.6% with current paying swaps). Hold 40% of unlevered equity in cash between prepayment periods. • $21.1 million in total liquidity. • $10.8 million in true cash. • $4.5 million in unlevered securities. • $5.8 million in principal and interest receivable Long term debt to equity target of 7.5x - 8.0x. • $807.0 million in net REPO borrowings. • 6.7x Q3 2015 shareholders’ equity (not including TBA dollar rolls). 6 Assets Duration Hedging Liquidity Leverage Information as of 12/18/2015.

JAVELIN Investment Equity Allocation 7 Estimates as of 12/18/2015 and does not include forward settling trades. Equity allocation is based on market value of unlevered securities plus haircut on repurchase agreements. Allocation does not include equity invested in cash and hedges.

JAVELIN Portfolio Strategy and Investment Methodology  JAVELIN will utilize ACM’s proprietary analytical approach as well as Intex, Bloomberg, BlackRock Solutions and other third- party systems to analyze mortgage investment opportunities both for Agency and Non-Agency mortgage securities.  Strong bias toward a “buy and hold” strategy, with occasional sales made as market conditions change.  The investment team considers an array of factors, both bottom up and top down: Non-Agency Structure Analysis o Seniority, subordination model. o Model completeness and accuracy. o Litigation and policy risks. Agency & Non-Agency Class Analysis o Prepayment history. o Prepayment expectations. o Premium/discount. o Liquidity. Agency & Non-Agency Loan Analysis o Original and current loan balance. o Year of origination. o Originating company, third-party originators. o Loan seasoning. o Principal amortization schedule. o Original loan-to-value ratio. o Geography. o 96% of JMI’s 15yr MBS are between 85k – 175k loan balances. Agency Pool Analysis o Only “pass-through” securities. No CMO’s. o Prepayment history and expectations. o Premium over par. o “Hedgability.” o Liquidity. o Diversify broadly to limit idiosyncratic pool risk. 8 Information as of 12/18/2015.

JAVELIN Agency & Non-Agency Portfolio Duration 9 Information and pricing as of 12/18/2015. Some totals may not foot due to rounding. Agency Multifamily Ballooning in 120 Months or Less 14.8% 131.9$ 102.1% 102.7% 3.20/4.35 7.02 Fixed Rates Maturing Between 0 and 120 Months 0.2% 2.1$ 105.5% 105.7% 3.50/3.75 3.14 Fixed Rates Maturing Between 121 and 180 Months 34.5% 307.2$ 104.2% 104.5% 3.24/3.75 3.92 Fixed Rates Maturing Between 181 and 240 Months 2.8% 25.0$ 106.2% 103.2% 3.08/3.52 4.12 Fixed Rates Maturing Between 241 and 360 Months 16.5% 146.7$ 105.5% 103.5% 3.50/4.23 5.66 FNCL 3.5 TBA 4.6% 41.3$ 102.8% 103.3% 3.50/4.10 4.65 Total or Weighted Average 73.4% 654.2$ 104.1% 103.8% 3.30/3.99 4.98 Agency Securities Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Estimated Effective Duration Using Current Values Percent of Portfolio Weighted Average Net/Gross Legacy Prim Fixed 2.8 25.2 83.2 84.3 6.03 5.40 0. 5 Legacy Prime Hybrid 1. 14.4 78.7 88.1 2.35 2.85 0.71 Legacy Alt-A Fixed 8.2 73.1 77.9 82.1 5.87/5.1 0.02 Legacy Alt-A Hybrid 0.8 7.0$ 80.6 82.3 2.62/2.91 0.00 New Issue Prime Fixed 1.3% 11.3$ 91.5% 97.1% 3.68/3.96 5.91 Credit Risk Transfer 3.8% 33.6$ 97.2% 96.6% 4.39/4.06 0.32 NPL/RPLs 8.2% 72.7$ 99.8% 98.5% 3.44/5.06 1.21 Total or Weighted Average 26.6% 237.3$ 88.7% 90.5% 4.52/4.74 0.82 Weighted Average Net/Gross Estimated Effective Duration Using Current Values Non-Agency S curities Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Percent of Portfolio

JAVELIN Hedge Portfolio 10 Information and pricing as of 12/18/2015. Some totals may not foot due to rounding. Forward Starting Weighted Average Months to Start Weighted Average Underlying Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 7 60 100.0$ 1.95 Interest Rate Swap 3 120 200.0$ 2.07 Total or Weighted Average 4 100 $ 300.0 2.03 Current Paying Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 0 -$ 0.00 Interest Rate Swap 13-24 Months 22 50.0$ 0.55 Interest Rate Swap 25-36 Months 29 50.0$ 0.92 Interest Rate Swap 37-48 Months 47 60.0$ 1.59 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 91 111.3$ 2.04 Total or Weighted Average 57 $ 271.3 1.46

JAVELIN Balance Sheet Hedge Metrics 11 (1) The duration contribution to the balance sheet is based on effective duration and market value. Information and pricing as of 12/18/2015. Some totals may not foot due to rounding. Agency & Non-Agency Assets 891.5$ 30.4% 64.1% REPO Balance 807.0$ 33.6% 70.8% Total Hedge % (All Hedges) Current Hedge % (Current Paying) Repo Amount (millions) Agency Assets 3.70 Non-Agency Legacy Assets 0.03 Non-Agency New Issue Assets 0.18 Interest Rate Swaps -4.03 Net Balance Sheet -0.12 Duration Contribution to Balance Sheet

JAVELIN Agency Portfolio Constant Prepayment Rates (“CPR”) 12 JAVELIN expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN Agency & Non-Agency Repo Composition 13 (1) JAVELIN has 30 lending counterparties. Information as of 12/18/2015. Some totals may not foot due to rounding. 1 Wells Fargo Bank, N.A. 115.3$ 14.3% 31 10 10 2 Mitsubishi UFJ Securities (USA), Inc. 110.7$ 13.7% 89 18 60 3 Nomura Securities International, Inc. 87.8$ 10.9% 90 26 26 4 Daiwa Securities America Inc. 69.0$ 8.5% 91 21 21 5 ICBC Financial Services LLC 66.6$ 8.3% 72 42 61 6 Royal Bank of Canada 65.8$ 8.2% 91 47 89 7 UBS Securities LLC 50.0$ 6.2% 927 347 493 8 Credit Suisse Securities (USA) LLC 45.3$ 5.6% 79 31 70 9 Mizuho Securities USA Inc. 38.6$ 4.8% 91 21 21 10 Merrill Lynch, Pierce, Fenner & Smith Inc. 31.5$ 3.9% 55 40 73 11 E D & F Man Capital Markets Inc. 27.3$ 3.4% 66 25 28 12 Morgan Stanley & Co. LLC 20.1$ 2.5% 62 32 32 13 Guggenheim Securities, LLC 19.7$ 2.4% 92 60 60 14 J.P. Morgan Securities LLC 17.3$ 2.1% 75 57 70 15 KGS-Alpha Capital Markets, L.P. 16.7$ 2.1% 71 60 60 16 Citigroup Global Markets Inc. 9.8$ 1.2% 90 13 24 17 FHLB - Cincinnati 8.6$ 1.1% 3 3 3 18 Barclays Capital Inc. 7.0$ 0.9% 92 53 53 T tal or Weighted Average 807.0$ 100.0% 127 48 REPO Counter-Party(1) Principal Borrowed (millions) Percentage of REPO Positions with JAVELIN Weighted Average Original Term in Days Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Repo Rate 0.82% Weighted Average Haircut 10.04% Debt to Quarter End Shareholders' Equity Ratio 6.7

3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340 14